Rule 497(e)

Registration Nos. 333-176976 and 811-22245

FIRST TRUST EXCHANGE-TRADED FUND III
(the “Trust”)

FIRST TRUST CALIFORNIA MUNICIPAL HIGH INCOME ETF
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 30, 2018

DATED DECEMBER 14, 2018

Notwithstanding anything to the contrary in the Fund’s prospectus, the section entitled “Summary Information-Fees and expenses of the Fund-Example” is replaced in its entirety with the following:

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example assumes First Trust's agreement to waive management fees of 0.15% of average daily net assets per year will be terminated following November 30, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$193	$347	$796

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE